SUPPLEMENT DATED MARCH 28, 2002
                                     TO THE
                         PROSPECTUS DATED MARCH 15, 2002
                                       FOR
                PERSPECTIVE FOCUS(SM) FIXED AND VARIABLE ANNUITY
                       JACKSON NATIONAL SEPARATE ACCOUNT I

On page 1, the third bullet point in the section headed "Optional features" should be replaced with the following:

        o A CONTRACT ENHANCEMENT ENDORSEMENT (a credit to your contract value from our general account equal to 2% of your premium payments in the first contract year), which primarily enhances contract values and certain benefits in the first three years of the Contract. See "Optional Contract Enhancement" at page 22 below;

On page 4, the charge for the Contract Enhancement (2% Credit) should be changed to .65%.

On page 19, in the section entitled "Contract Enhancement Charge," the references to 0.67% should be changed to 0.65%.

On page 22, the last paragraph in the section entitled "Optional Contract Enhancement" should be deleted and replaced in its entirety with the following paragraphs:

         If you elect the Contract Enhancement and then make more than relatively small premium payments during contract years two and three, you would likely have lower account values than if you had not elected the Contract Enhancement. Thus, the Contract Enhancement is suitable only for those who expect to make substantially all of their premium payments in the first contract year. Charges for the Contract Enhancement are not assessed after the third contract year.

         The increased contract value resulting from the Contract Enhancement is reduced during the first three contract years by the operation of the Contract Enhancement Charge. If you make premium payments only in the first contract year and do not make a withdrawal during the first three years, at the end of the three-year period that the Contract Enhancement Charge is applicable, contract value will be equal to or slightly higher than if you had not selected the Contract Enhancement endorsement, regardless of investment performance. Contract values may also be higher if you pay additional premium payments in the first contract year, because those additional amounts will be subject to the Contract Enhancement Charge for less than three full years.

         In the first three contract years, the Contract Enhancement typically will be beneficial (even in circumstances where cash surrender value may not be higher than contracts without the Contract Enhancement) on:

         o   death benefits computed on the basis of contract value;
         o   withdrawals taken under the additional free withdrawal provision;
         o withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code;
         o   if permitted by your state, withdrawals under our:
                o   Terminal Illness Benefit;
                o   Specified Conditions Benefit; or
                o   Extended Care Benefit.  (See p. 25 below.)

On page 27, the following paragraph should be added before the beginning of the last paragraph:

         The GMIB only applies to the determination of income payments under the income options specified above. It is not a guarantee of Contract Value or performance. This benefit does not enhance the amounts you receive in partial withdrawals or surrenders. If you surrender your Contract, you will not receive any benefit under this endorsement.


In Appendix B, the first example should be deleted and replaced in its entirety with the following example:

--------------------------------------------------------------------------------
Example 1
--------------------------------------------------------------------------------
     100,000.00 : Premium
          7.00% : Withdrawal Charge Year 2
          2.00% : Contract Enhancement
          1.50% : Recapture Charge Year 2
          5.50% : Net Return

At end of Year 2
     113,528.55 : Contract Value at end of year 2
     100,000.00 : Net Withdrawal requested

      13,528.55 : Earnings
      94,504.32 : Premium withdrawn (grossed up to account for Withdrawal Charge
      ---------     and Recapture Charge)
     108,032.87 : Total Gross Withdrawal

     108,032.87 : Total Gross Withdrawal
      -6,615.30 : Withdrawal Charge
      -1,417.57 : Recapture Charge
     100,000.00 : Total Net Withdrawal
--------------------------------------------------------------------------------


(To be used with VC5526 Rev. 04/02.)

                                                               V5599 04/02